UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) March 28, 2002
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                       MidAmerican Energy Holdings Company
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


          Iowa                          0-25551                    94-2213782
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(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                 File Number)           Identification No.)


666 Grand Avenue, Des Moines, Iowa                50309
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(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  (515) 242-4300
                                                     --------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On March 27, 2002, MidAmerican Energy Holdings Company ("MEHC") announced that it has completed its acquisition of Kern River Gas Transmission Company from The Williams Companies, Inc. ("Williams") for $450 million. MEHC also announced that, through a subsidiary, it has completed its purchase of 1,466,667 shares of 9-7/8 percent cumulative convertible preferred stock of Williams for $275 million. Each share of this security is convertible into ten shares of Williams common stock.

         In addition, MEHC announced that its principal investor, Berkshire Hathaway Inc., has completed its contribution of $725 million to MEHC in exchange for $323 million of MEHC's trust preferred securities and $402 million of zero coupon convertible preferred stock.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated March 27, 2002

Exhibit 99.2 - Purchase Agreement among The Williams Companies, Inc.,
               Williams Gas Pipeline Company, LLC, Williams Western Pipeline Company LLC, and Kern River Acquisition, LLC, as Sellers, and MidAmerican Energy Holdings Company, KR Holding, LLC, KR Acquisition 1, LLC and KR Acquisition 2, LLC, as Buyers, dated as of March 7, 2002

Exhibit 99.3 - Stock Purchase Agreement among The Williams Companies, Inc., MEHC
               Investment, Inc. and MidAmerican Energy Holdings Company, dated as of March 7, 2002


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDAMERICAN ENERGY HOLDINGS COMPANY
                                                (Registrant)


                                     /s/  Paul J. Leighton
                                     -------------------------------------------
                                          Paul J. Leighton
                                          Vice President, Assistant General
                                             Counsel and Assistant Secretary


Date:  March 28, 2002














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                                 EXHIBITS INDEX

Exhibit
Number         Exhibit

 99.1             Press Release dated March 27, 2002

 99.2 Purchase Agreement among The Williams Companies, Inc., Williams Gas Pipeline Company, LLC, Williams Western Pipeline Company LLC, and Kern River Acquisition, LLC, as Sellers, and MidAmerican Energy Holdings Company, KR Holding, LLC, KR Acquisition 1, LLC and KR Acquisition 2, LLC, as Buyers, dated as of March 7, 2002

  99.3 Stock Purchase Agreement among The Williams Companies, Inc., MEHC Investment, Inc. and MidAmerican Energy Holdings Company, dated as of March 7, 2002